Exhibit 10.1

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

SHENG YING ENTERTAINMENT CORP.

A Special Meeting of the Board of Directors of Sheng Ying Entertainment Corp., a Nevada corporation, was held by Mr. Thomas Raack, the sole Director on the 12th day of December, 2017, for the purpose of considering the appointment of a new Director to the Board, and transacting any other business as may properly come before the meeting.

Tom Raack, the sole Director, called the meeting to order, presided over the meeting and recorded the minutes of the meeting.

The reading, correcting and approval of the minutes of the last meeting was waived by Director Raack.

Director Raack considered the appointment of 1 new Director. He also had a conference with Markus W. Frick and concluded that, based on his education, experience and know-how in disciplines related to the business of the company, he would be an excellent addition to the Board.

Director Raack then adopted a resolution whereby it was:

RESOLVED that, Markus W. Frick be appointed as a Director, to serve until his successor is elected and accepts the position.

FURTHER RESOLVED that, the officers and counsel shall take all action and execute any and all documents deemed necessary and appropriate to file and notify regulatory authorities of this action, and otherwise comply with applicable laws, rules and regulations.

There being no further business to come before the meeting, and upon motion duly made and seconded, the meeting was adjourned.

/s/ Tom Raack
Tom Raack, Chairman of the Board

WAIVER OF NOTICE AND CONSENT

TO A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

SHENG YING ENTERTAINMENT CORP.

The undersigned, being the sole Director of the corporation, does hereby consent to and waive notice of the time, place and purpose of a special meeting of the Directors of Sheng Ying Entertainment Corp., and consents that the meeting may be held by him, in his office in California, on the 12th day of December, 2017, for purpose of considering the appointment of a new Director to the Board, and transacting any other business as may properly come before the meeting.

Dated this 12th of December, 2017

/s/ Tom Raack
Thomas Raack, Director